SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 April 15, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    1-3939                      73-0311467
 ------------------------   ------------------------       -------------------
 (State of Incorporation)   (Commission File Number)          (IRS Employer
                                                           Identification No.)



              Kerr-McGee Center
           Oklahoma City, Oklahoma                     73102
  ----------------------------------------           ----------
  (Address of principal executive offices)           (Zip Code)



                         (405) 270-1313
                 -------------------------------
                 (Registrant's telephone number)




Item 5.   Other Events

             Kerr-McGee Corporation will hold two separate analyst meetings to discuss its plans to acquire HS Resources. The meetings will be conducted at noon and 5:00 p.m. (EDT) on May 16, 2001. Interested parties may listen to these calls via Kerr-McGee's website at www.kerr-mcgee.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KERR-MCGEE CORPORATION


                                     By:       (Deborah A. Kitchens)
                                               -----------------------------
                                               Deborah A. Kitchens
                                               Vice President and Controller

Dated: May 15, 2001